UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                       001-15651              13-5674085
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

The merger of BellSouth Corporation (NYSE Ticker: "BLS") and AT&T Inc. (NYSE
Ticker: "T"), two of the constituents of the Telecom HOLDRS Trust, was consummated on December 29, 2006. Effective January 3, 2007, BellSouth Corporation will no longer be an underlying constituent of the Telecom HOLDRS Trust. For the 15 shares of BellSouth Corporation per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 19.875 shares of AT&T Inc. Effective January 3, 2007, creations and cancellations of Telecom HOLDRS Trust require 50.7721 shares of AT&T Inc.

As a result of the spin-off of Idearc Inc. (NYSE Ticker: "IAR") from Verizon Communications Inc. (NYSE Ticker: "VZ"), a constituent of the Telecom HOLDRS Trust, Idearc Inc. will not be added as an underlying security of the Telecom HOLDRS Trust. For each share holder of Verizon Communications Inc., holders received 0.05 shares of Idearc. Inc. For the 21.76 shares of Verizon Communications Inc. per 100 share round lot of Telecom HOLDRS, The Bank of New York received 1.088 shares of Idearc Inc. The Bank of New York distributed
0.01088 shares of Idearc Inc. per depositary share of Telecom HOLDRS on December 1, 2006.

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Telecom HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-95807


                        [LOGO: Telecom HOLDRS (SM) Trust]

                        1,000,000,000 Depositary Receipts
                            Telecom HOLDRS (SM) Trust

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Telecom HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Telecom HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                   Primary
Name of Company(2)                              Ticker       Share Amounts     Trading Market
------------------                              ------       -------------     --------------
ALLTEL Corp.                                      AT               2                NYSE
AT&T Inc.(1)                                      T             30.8971             NYSE
BCE Inc.                                         BCE             4.575              NYSE
BellSouth Corp.(1)                               BLS              15                NYSE
CenturyTel, Inc.                                 CTL               1                NYSE
Cincinnati Bell Incorporated                     CBB               2                NYSE
Embarq Corporation                                EQ          .830250654            NYSE
Level 3 Communications, Inc.                     LVLT              3               NASDAQ
Qwest Communications International Inc.           Q             12.91728            NYSE
Sprint Nextel Corporation                         S           16.60501308           NYSE
Telephone and Data Systems, Inc.                 TDS               1                AMEX
Telephone and Data Systems, Inc. - Special
  Common Shares                                 TDS.S              1                AMEX
Verizon Communications(2)                         VZ             21.76              NYSE
Windstream Corporation                           WIN            2.067852            NYSE

----------
(1) The merger of BellSouth Corporation (NYSE Ticker: "BLS") and AT&T Inc. (NYSE Ticker: "T"), two of the constituents of the Telecom HOLDRS Trust, was consummated on December 29, 2006. Effective January 3, 2007, BellSouth Corporation will no longer be an underlying constituent of the Telecom HOLDRS Trust. For the 15 shares of BellSouth Corporation per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 19.875 shares of AT&T Inc. Effective January 3, 2007, creations and cancellations of Telecom HOLDRS Trust require 50.7721 shares of AT&T Inc.

(2) As a result of the spin-off of Idearc Inc. (NYSE Ticker: "IAR") from Verizon Communications Inc. (NYSE Ticker: "VZ"), a constituent of the Telecom HOLDRS Trust, Idearc Inc. will not be added as an underlying security of the Telecom HOLDRS Trust. For each share holder of Verizon Communications Inc., holders received 0.05 shares of Idearc. Inc. For the
      21.76 shares of Verizon Communications Inc. per 100 share round lot of Telecom HOLDRS, The Bank of New York received 1.088 shares of Idearc Inc. The Bank of New York distributed 0.01088 shares of Idearc Inc. per depositary share of Telecom HOLDRS on December 1, 2006.

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.